UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2006

                          CADENCE RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

            UTAH                       0-25170               87-0306609
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)        Identification No.)

 4110 Copper Ridge Drive, Suite 100, Traverse City, MI                49684
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       (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (231) 941-0073


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 6, 2006, Cadence Resources Corporation issued a press release announcing the receipt of $20.6 million in cash proceeds for the exercise of certain options and warrants. A copy of the press release is included as Exhibit
99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

      c. EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release dated February 6, 2006.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1939, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 6, 2006.

                                        CADENCE RESOURCES CORPORATION


Date:  February 6, 2006                 /s/ William W. Deneau
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                                        By: William W. Deneau
                                        Its: President